Exhibit 99.1

MSP RECOVERY 1 Investor Presentation January 2022

# About This Presentation

This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "proposed business combination") between MSP Recovery, LLC (and related entities, "MSP") and Lionheart Acquisition Corporation II ("Lionheart" or "LCAP") and related transactions and for no other purpose.

***Not an Offer or Offering or Solicitation.***

No offer or offering of equity interests or securities of any kind is being made, conducted or extended at this time. This communication is for informational purposes only and does not constitute or include an offer to sell, or a solicitation of an offer to purchase or subscribe for, equity interests or securities of any kind or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any such offer or solicitation will be made only in connection with the delivery of a prospectus meeting the requirements of the Securities Act of 1933, as amended ("Securities Act"), or exemptions therefrom.

***Important Information and Where to Find It***

In connection with the proposed business combination, Lionheart has filed a registration statement on Form S-4 (the "Form S-4") with the U.S. Securities and Exchange Commission (the "SEC"). The Form S-4 includes a proxy statement / prospectus to be distributed, once definitive, to holders of Lionheart's common stock in connection with Lionheart's solicitation of proxies for the vote of its stockholders in connection with the proposed business combination and other matters as described in the Form S-4, as well as a prospectus relating to the offer and sale of securities to be issued in connection with the completion of the business combination. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Lionheart and MSP urge investors, stockholders and other interested persons to read, the Form S-4, including, when available, the amendments thereto and the definitive proxy statement/prospectus, as well as any other documents filed with the SEC in connection with the proposed business combination as these materials will contain important information about MSP, Lionheart and the proposed business combination. After the Form S-4 has been declared effective, the definitive proxy statement/prospectus will be mailed to Lionheart's stockholders as of the record date established for voting on the proposed business combination. Lionheart's stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: Lionheart Acquisition Corporation II, 4218 NE 2nd Avenue, Miami, Florida 33137.

*INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED THEREIN.*

***Participants in the Solicitation of Proxies.***

This communication is not a solicitation of a proxy from any investor or securityholder. Lionheart, MSP, and their respective directors, executive officers and other members of their management and employees, including John Ruiz and Frank Quesada, may, under SEC rules, be deemed to be participants in the solicitation of proxies of Lionheart's stockholders in connection with the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of Lionheart's directors and executive officers in Lionheart's Annual Report on Form 10-K filed with the SEC on March 31, 2021, as amended, and other reports filed with the SEC. Additional information regarding the participants is included in the Form S-4 and will be included in any amendments thereto, as well as the definitive proxy statement/prospectus, when available. When available, these documents can be obtained free of charge from the sources indicated above.

***Cautionary Note Regarding Forward Looking Statements.***

This communication includes forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act") and Section 27A of the Securities Act, which include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements are often accompanied with or by words such as "expects", "plans", " projects"," forecasts"," estimates"," intends", "expects", "anticipates", "seeks", " targets", "continues", " believes", "opinion", "will", "could", "future", "growth", or "may" (or the negatives thereof) or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward looking statements include, but are not limited to, statements regarding MSP's plans, goals and objectives, forecasts, budgets or projections and any related assumptions, statements and projections regarding projected MSP claims by paid amounts, projected paid amount of potentially recoverable claims, projected recovery percentages, forecasts relating to key revenue drivers, earnings growth, gross and cumulative recoveries and the implied enterprise value and Lionheart's and MSP's expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. There is no guarantee that prospects or results or the timing of events included or referred to in this communication will be achieved or that MSP will be able to implement successfully its investment strategy or achieve its investment objectives or return targets. Actual recoveries to MSP from its claims portfolio may vary materially from the projected amounts of potentially recoverable claims. Accordingly, we caution you against relying on forward-looking statements. Forward looking statements also are subject to a number of significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those express or implied in the forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are inherently subject to significant business, economic and competitive uncertainties and contingencies, and are beyond the control of MSP and Lionheart and are difficult to predict.

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# About This Presentation

***Cautionary Note Regarding Forward Looking Statements (continued).***

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Factors that may cause such differences include, but are not limited to, any inaccuracies in the assumptions underlying MSP's forecasts over time, including its estimates of paid amount of potentially recoverable claims; the occurrence of any event, change, or other circumstances that could give rise to the termination of the Membership Interest Purchase Agreement (as may be amended from time to time, the "Agreement"); the outcome of any legal proceedings that may be instituted against Lionheart or MSP or their affiliated companies following the announcement of the proposed business combination; the inability to complete the proposed business combination on the expected time frame or at all, including due to failure to obtain approval of Lionheart's stockholders, certain regulatory approvals, or the satisfaction of other conditions to closing in the Agreement; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the proposed business combination to fail to close; the inability to obtain or maintain the common stock listing on the Nasdaq Stock Market following the proposed business combination; a delay or failure to realize the expected benefits of the proposed business combination; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things: future economic, financial, lending, competitive and market conditions, including healthcare spending fluctuations; future costs of and returns on capital; leverage and lending costs and terms; operating costs and future business, investment, holding and sale decisions and costs; the risks that the anticipated benefits of the partnerships with Synnova Health, Tokenology and SirenMD are not realized or are delayed; the risks associated with MSP's business, including, among others, MSP's ability to capitalize on its assignment agreements and recover monies that were paid by the assignors; litigation results; the validity of the assignments of claims to MSP; a determination that MSP's claims are not reasonable, related or necessary; the failure of MSP's clients to renew their agreements with MSP (or terminate those agreements early); MSP's claims being within applicable statutes of limitations; the inability to successfully expand the scope of MSP's claims or obtain new data and claims from MSP's existing assignor base or otherwise; the limited number of MSP's assignors and the associated concentration of MSP's current and future potential revenue; internal improvements to claims and retail billing processes by MSP's clients that reduce the need for and revenue generated by MSP's products and services; healthcare spending fluctuations; programmatic changes to the scope of benefits and limitations to payment integrity initiatives that reduce the need for MSP's services; delays in implementing MSP's services to its claims; system interruptions or failures; cyber-security breaches and other disruptions that could compromise MSP's data; MSP's failure to maintain or upgrade its operational platforms; MSP's failure to innovate and develop new solutions, or the failure of those solutions to be adopted by MSP's existing and potential assignors; MSP's failure to comply with applicable privacy, security and data laws, regulations and standards, including with respect to third party providers; changes in legislation related to healthcare programs and policies; changes in the healthcare market; negative publicity concerning healthcare data analytics and payment accuracy; competition; successfully protecting MSP's intellectual property rights; the risk that third parties may allege infringement of their intellectual property; changes in the healthcare regulatory environment and the failure to comply with applicable laws and regulations or the increased costs associated with any such compliance; failure to manage MSP's growth; the inability to attract and retain key personnel; MSP's reliance on its senior management team and key employees and the loss it could sustain if any of those employees separated from the business; the failure of vendors and providers to deliver or perform as expected, or the loss of such vendors or providers; MSP's geographic concentration; MSP's relatively limited operating history, which makes it difficult to evaluate its current or future business prospects; the impact of the ongoing COVID-19 pandemic; and the risk that MSP may not be able to develop and maintain effective internal controls. The foregoing list of factors is not exhaustive. If any of these risks materialize or MSP's assumptions prove incorrect, actual results may differ materially from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Lionheart's most recent filings with the SEC, the Form S-4, including any amendments thereto and the definitive proxy statement/prospectus, to be filed with the SEC in connection with the proposed business combination. This communication speaks only as of the date indicated, and the statements, expressions, information and data included therein may change and may become stale, out-of-date or no longer applicable. We do not have, and do not undertake, any obligation to update, amend or revise this communication (or to provide new, amended or revised materials), including with respect to any forward-looking statements, whether as a result of new information, future events, changed plans or circumstances or any other reason, except as required by law. The communication should not be relied upon as representing our assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the communication, including the forward-looking statements.

***No Advice; Recipients to Rely Upon Own Advisors.***

This presentation does not and is not intended to constitute or include investment, financial, legal, tax or other advice or recommendations, and should not be considered as necessarily applicable to any Recipient's particular situation or circumstances. Recipients should engage and rely solely upon their own investment, financial, legal and tax and other advisors.

***Prior Performance Information & Data.***

This presentation includes and refers to information and data regarding the prior performance of and certain results achieved by MSP. These include statements and information regarding potential recoverable claims and paid and billed values. All information and data are approximate and were internally compiled and prepared by MSP, and none of such information or data was compiled, reviewed, verified or audited by any CPA, accountant, auditor, investment banker, asset or business valuation firm, consultant or other expert or third party. In addition, no one (including MSP) is making or makes any representation or warranty as to the accuracy or completeness of any of the information or data contained or included herein. In considering the prior results and performance-related information and data contained or referred to in this presentation, Recipient must bear in mind that past performance is not necessarily indicative of future results, and there can be no assurance that the business following the business combination will achieve similar, comparable, favorable or positive results or returns in the future.

***Use of Projections.***

This presentation contains projected financial information with respect to MSP, including revenue, paid value of recoverable claims, margin and EBIT. Neither LCAP's nor MSP's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. Such projected financial information constitutes forward looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Cautionary Note Regarding Forward Looking Statements" above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved.

***Speculative Investment.***

An investment in MSP is a speculative investment involving a high degree of risk. There is no guarantee that you will realize any gain from this investment, and you could lose the total amount of your investment. No federal or state agency has made any findings or determination regarding the fairness of the sale of equity interest or securities to which this presentation relates, or any recommendation or endorsement thereof.

***Financial Information; Non-GAAP Financial Measures.***

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data, including the financial presentation and line items used in the projections, may not be included in, may be adjusted in or may be presented differently in, any registration statement to be filed with the SEC. To the extent that the financial presentation and line items used for the projections contained in this presentation do not conform to the presentation and line items that will be presented in the audited and unaudited financial statements in future filings or do not otherwise conform with United States generally accepted accounting principles ("GAAP"), then these measures would be considered non-GAAP measures. MSP's management uses these forward-looking measures to evaluate MSP's projected financial and operating performance. Investors should evaluate these measure in light of the audited and unaudited GAAP financial statements that will be presented in the future disclosures. To the extent these forward-looking measures are non-GAAP measures, they are presented without reconciliation to forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying amounts that are necessary for such reconciliations.

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# Introduction to Presenters

LIONHEART ACQUISITION CORP

LCAP | Nasdaq Listed



**John H. Ruiz**
*Founder and CEO*



**Frank C. Quesada**
*CLO*



**Chris Miranda**
*CIO*



**Ricardo Rivera**
*COO*



**Ophir Sternberg**
*Chairman and CEO*

**MSP Highlights**

- ✓ Entrepreneurs with unique combination of data, analytics and legal expertise
- ✓ Ground-breaking inventors in the recovery of claims reimbursements
- ✓ Extensive knowledge of applicable recovery laws
- ✓ Proven track record of successful class action recoveries related to insurance payments

**Lionheart Highlights**

- ✓ Sponsored by Lionheart Capital, a Miami-based diversified investment firm focused on both value and growth investments
- ✓ Sternberg took over OPES Acquisition Corp. ("OPES") in 2019 and successfully orchestrated a merger with BurgerFi (Nasdaq: BFI)
- ✓ Historically proven success in identifying and unlocking value in defensible niche businesses with an entrepreneurial mindset
- ✓ Experience taking companies public and serving in various executive positions and on public and private company boards

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MSP RECOVERY 5 5 Our Mission MSP is disrupting the antiquated healthcare reimbursement system, using data and analytics to identify and recover massive amounts of improper payments made by Medicare, Medicaid, and Commercial insurers from responsible parties. MSP’s Financial Opportunity By discovering, quantifying and settling the billed - to - paid gap in mass financial scale, MSP is positioned to generate substantial annual recovery revenue at high profit margins. Medicare and Medicaid are the payers of last resort. Too often, they end up being the first and only payer, because the responsible payer is not found or billed. Because Medicare and Medicaid rates are far below the billed amounts, this ends up costing the healthcare system (and the supporting taxpayers) tens of billions a year in improper billing and lost recoveries. The Problem

6 $3.8T 2019 U.S. National Health Expenditure 17.7% of GDP $6.2T 2028E U.S. National Health Expenditure 19.7% of GDP Source: CMS.gov as of 6/30/2021 ( https://www.cms.gov/Research - Statistics - Data - and - Systems/Statistics - Trends - and - Reports/NationalHealthExpendData/NHE - Fact - Sheet ) National Healthcare Expenditures A Large and Growing Segment of the U.S. GDP, Projected to Grow 1.1% Faster than GDP through 2028

MSP RECOVERY 7 There is a Major Problem in the Healthcare System MSP was founded in May 2014 to address the problem : Insurance companies (“Primary Payers”) are not paying the medical bills that they are legally obligated to pay U . S . Government Sponsored programs (Medicare, Medicaid), U . S . Taxpayers funding those programs, and healthcare providers are left to pay the bill “ We review less than 2 tenths of a percent of the over 1 billion claims that Medicare processes every year, so given the scope and size of the Medicare program, that is ridiculously low . And we also lack adequate legal authority to do the types of prior authorization reviews that have become routine in the private sector, leading to a high frequency of improper payments and more fraud and abuse . ” - Seema Verma, Administrator Centers for Medicare and Medicaid Services AHIP Conference (October 16 , 2018 )

MSP RECOVERY 8 The Nation’s Courts and Industry Experts Agree There’s a PROBLEM: Medicare and Medicaid are Not Properly Reimbursed The Courts Recognizes the System is Antiquated and Fails to Properly Identify and Repay Medicare Properly The Courts Acknowledge Costs Shift to Healthcare Industry and Taxpayers “ From an economics perspective, without the primaries paying, the costs then are shifted to the taxpayers and through – through the Medicare system, MAO system and so forth … what [MSP] is doing is problematic from [the primary payers'] perspective because [MSP] aggregates these claims and goes after [primary payer] reimbursements on mass . . . . ” - Honorable John M. Walker, Jr. of the U.S. Court of Appeals MSP Recovery Claims Series LLC v. Ace 1 1 Case No: 18 - 12139, 18 - 12139 2020 WL 5365978, transcript at pp.10 - 1:14 - 21 (11th Cir., September 10, 2020) 2 MSPA Claims 1, LLC vs. IDS Property Casualty Insurance, Case No. 2015 - 027940 - CA - 01 “this is a system that is – the way its set up, its bound for failure … I mean, its like there doesn’t seem to be any communication or coordination at all . It’s – I don’t know . I mean, it sounds like a disaster ... ” - Judge Antonio Arzola September 26 and 27, 2016 Class Certification Hearing 2 Auto Insurers Admit a Problem Exists Q. ( by John H . Ruiz ) Can you admit to this Court that it was a mistake that IDS did not report the accident to CMS as a primary payer within two weeks of the date of the accident? A . On this particular claim, yes . - Jodi Helf Testimony of IDS Property Caualty Insurance Co.

MSP RECOVERY 9 How Big Is The Opportunity? 1 2021 Estimated Statistics, https://www.cms.gov/Research - Statistics - Data - and - Systems/Statistics - Trends - and - Reports/NationalHealthExpendData/NHE - Fact - Sheet 2 Based on assumption that 8% - 10% of annual medical claims are accident related per Optum ( https://www.optum.com/content/dam/optum3/optum/en/resources/white - papers/StrengtheningPaymentIntegrity - SubrogtaionInjuryCoverageWhitePaper.pdf ) and approximately 2% of claims are related to fraud and misconduct per MSP management 3 6 - Year metric shown for illustrative purposes and equal to annual figure multiplied by 6. MSP’s recovery assignments typically come wi th 6 years of historical claims. $1.6T Total Annual Medicare & Medicaid Expenditures 1 $684B 2021E Medicaid Expenditures 1 $923B 2021E Medicare Expenditures 1 Estimated Medicare Accident Claims Annual Total Addressable Market (“TAM”) 2021E: $102B $612B Over 6 Years 3 Estimated Annual Potential Claims 11% 2 Estimated Medicaid Accident Claims Estimated Annual Potential Claims 11% 2 2021E: $75B $450B Over 6 Years 3 Serviceable Addressable Market (“SAM”)

MSP RECOVERY 10 $28 $37 $49 $58 $59 $60 $61 $330 $0 $200 $400 $600 $800 $1,000 $1,200 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 MSP’s Recovery Portfolio Over Time 6 ($ Billions) Paid Amount Billed Amount MSP’s Claim Recovery Portfolio 110.4 % CAGR Illustrative Recovery Portfolio Potential 1 Note: Does not include potential government - related recoveries 1 Portfolio data as of 9/30/2021. Does not include Q4 data, which is currently being onboarded and funneled. 2 Represents Paid Amount and Billed Amount of potentially recoverable claims that have been specifically identified 3 Applicable to potential accident related recoveries 4 Assumes 8% interest for two years 5 Final values pending funneling. 6 Portfolio data as of 12/31/2021. Potentially Recoverable Claims 1,2 Double Damages 3 Interest 4 $4.4B Fraud & Misconduct $10.8B Accident $55.3B Billed $15.2B Paid $10.8B $39B $2B $6B Illustrative Recovery Portfolio Potential $100 .3 B Billed $28B Paid $63 $147 $174 $219 $242 $243 $248 $256 $1.3T 5

MSP RECOVERY 11 MSP Recovery’s Growth Since Announcing Transaction MSP’s Recovery Portfolio Over Time ($ Billions, unless otherwise noted) MSP Claims Portfolio Q1 2021 1 Q4 2021 2 Percent Increase Billed Amounts $243 $1.3T 435% Paid Amounts $59 $330 459% Potentially Recoverable Claims (Paid Amount) 3 $15 This data is currently being onboarded and funneled. TBD Note: Does not include potential government - related recoveries 1 Portfolio data as of 3/31/2021 2 Portfolio data as of 12/31/2021 3 Represents Paid Amount and Billed Amount of potentially recoverable claims that have been specifically identified

# MSP Recovery is a Market Disruptor: DISCOVER Improper Billings, RECOVER Reimbursements

A leading healthcare data analytics company with comprehensive historical and real time solutions for the industry's reimbursement and compliance problems.

MSP RECOVERY DISCOVER RECOVER

### Unique Asset: Assigned Recovery Rights

- Clear identifiable asset (not service contract driven)
- Ownership of Clients' (Assignors') recovery rights
- Monetizing medical claims recovery rights
- Same assets provide multiple paths of recovery by identifying more algorithms within the same data sets

### Winning Legal & Recovery Strategies

- Sole plaintiff at scale allows MSP recovery to lead the legal strategy
- Leading the protection and strengthening of the Medicare Secondary Payer Act
- Providing hospitals, medical providers, governmental and healthcare entities the ability to DISCOVER improper payments and RECOVER reimbursements

### Proprietary Intellectual Property

- Developed over 1,400 proprietary algorithms which help identify billions in recoverable claims
- MSP recovery's scalable platform aids in solving the industry's Medicare Secondary Payer Act under-reporting problem and identify incremental revenue

## Clients [1]

- Medicare Advantage Organizations (MAO)
- Management Service Organizations (MSO)
- Accountable Care Organizations (ACO)
- Managed Care Organizations (MCO)
- Physicians
- Healthcare Providers
- Independent Practice Associations (IPA)

## Value Add

**Historical Deep Data Audit**
- Discover improper payments
- Recover reimbursements
- Utilize secure HIPAA compliant platform
- Proprietary technology and processes

**Real Time Reconciliation**
- Provide comprehensive compliance management
- CMS quality and regulatory assurance
- Implement safeguards to avoid penalties
- Loss prevention protocols

**Accelerated Recovery**
- Distribute funds once closing occurs
- Increase clients' bottom line with no upfront costs
- Put an archived asset to work
- Recovery efforts in MSP's name

**Seamless Integration**
- Preserve template formats
- Non-disruptive integration with existing operating procedures
- Work with existing network structures
- Maintain benefit designs

1 Assignors of recovery rights to MSP

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MSP RECOVERY 13 MSP’s Innovative Approach Mass DATA + Powerful ANALYTICS = Actionable INTELLIGENCE (leading to a portfolio of recoverable claims)

# MSP's Unique Operating System

Aggregation of large volumes of data and sophisticated **data analytics models** coupled with **best-in-class technology** provide a one-of-a-kind platform to **discover** and **recover** claims



100+ clients
3,400+ data fields
2 billion+ records
220+ terabytes
Proprietary Client Information
Proprietary Claims Data
Discover
Numerous 3rd party data sources enrich database
Core Algorithms and Application Stack
Cleaning and Matching Data
MSP's Proprietary Data & Analytics
Dynamic feedback loop and enhanced data
Claims Analytics
Recover
Continuous improvement of algorithms and analytics
Intelligence Claims Dashboard

*1,100+ Layers; 600+ Funnels, advanced machine learning in development*

Note: Statistics as of 3/31/2021

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# Robust End-to-End Data Processing and Analytics

*Data Analyzed Cumulatively*[1]

| Claim Lines | Members | Providers | HMO | MSO/ACO | Paid Amount |
|---|---|---|---|---|---|
| 2B+ | 18mm+ | 1.4mm | 75 | 197 | $235B |

Legal Cases

Multi-District Litigation

Property & Casualty

Group Health Plan

Private Lien Agreements

Antitrust

Serverless / Scalable Data Process

Artificial Intelligent File Classification

600+ Funnels / 1,100+ Layers

BI / Analytics / Machine Learning

Recovery

Data Enrichment via 3rd Party Data Sources

Note: Information shown as of 3/31/2021

1 Represents cumulative data analyzed but not necessarily assigned to MSP

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MSP RECOVERY 16 Deeply Technical Team and Highly Compliant Organization Data Management and Assurance Core Algorithm Team Data Analytics Expertise HIPAA Compliant Security Infrastructure Next Generation Tech • Preparing MSP’s assigned data for optimal analysis • Designs and optimizes algorithms to efficiently mine the data • Deep team of data scientists to design and harness analytics • Experts in HIPAA compliance having historically achieved SOC 2 1 and HITRUST CSF 2 certifications • Planning and developing next generation platform to support Big Data, machine learning , AI, and real - time decision support MSP employs a multi - level structure including technology systems, proprietary software, and highly trained staff 1 SOC 2 Type II is an auditing criteria which seeks to determine whether a company has controls in place that address its secur ity , availability, confidentiality, processing integrity, and privacy risks and whether the controls are designed and operated effectively over a period of time. A SOC 2 audit is often conducted in the healthcare industry and demonstrates that a health car e organization is committed to keeping PHI secure 2 HITRUST CSF is the healthcare industry standard security framework of guidelines designed to conform to a variety of cybersec uri ty regulations and standards, such as HIPAA. MSP is currently in an audit process for the renewal of such certification

# How Does MSP's System Discover and Recover Claims?



MSP's Bill-E System:
Business intelligence legal leverage evaluator
Identifies Recovery opportunities
Seeks recovery on Billed vs. Paid
Enables efficient workflow
ENROLLEE [1]
PROVIDER
CLIENT (e.g. MAO Provider)
Assigns recovery right
MSP RECOVERY
PRIMARY INSURER
Enrollee is injured in an accident
The Provider (a Hospital, a Doctor, an Imaging Center, etc.) treats the Enrollee
Client pays provider
MSP recovers a multiple of this payment
Payment to MSP
Data Intake
Intake
Normalization
Bill-E
Bill-E Claim Process
Recoverable Strategy
Data & Recovery Rights
Client
3rd Party Data Sources

1 Applies to Medicare, Medicaid and commercial private insurance enrollees

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# Why Would Primary Payers Reach a Settlement with MSP?

**MEDICARE SECONDARY PAYER ACT ("MSP ACT")**

- Primary Payers[1] are required to report claims made by Medicare-eligible enrollees[2]
- Primary Payers have responsibility to pay Reasonable and Customary[3] rates
- If legal action is required for recovery from Primary Payers, claimholder is entitled to "double damages"[4]
- Additional amounts accrue for daily fines and interest[5]

**Recovery Rights transferred from Assignors to MSP**

- Recovery Rights allow MSP to seek recoveries against Primary Payers for the full amounts for which they are responsible
- Recoverable amounts are potentially multiples of the Paid Amount

**Illustrative Recovery Potential**



Recovery Potential
Recovery Potential
+ Additional $1000 / day
Primary payers are motivated to settle or face higher payouts
$1,200
$600
Achieved Settlement
Minimum Recovery
$100
Medicare Paid Rate
(Wholesale Rate)
Set by the Government and represents the amount actually paid to the Client (the provider) from the MAO or MA Plan
Charged Amount from Provider
(Retail Rate)
Represents the full amount billed by an MSP Client to a MAO or MA Plan
+ Double Damages
(2x Charged Amount from Provider)
Daily Fines for non-Compliance

1 Typically a Property & Casualty insurance company
2 Section 111 of the Medicare, Medicaid, and SCHIP Extension Act of 2007 (MMSEA)
3 https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/FeeScheduleGenInfo
4 Refer to page 44 citations noted in Appendix
5 42 U.S.C. § 1395y

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19 MSP RECOVERY 19 Core Recovery Opportunities

# Who Do We Collect From?

| | Insurers | Medical Device and Pharmaceutical Industry |
|---|---|---|
| **Recovery Type** | Insurance Based Claim | Mass Tort<br>Lien Resolution |
| **Description** | Recovery of payments related to medical expenses that should have been paid by another payer | Civil litigation involving numerous plaintiffs and one/several defendant, single event or class action civil litigation |
| **Typical Type of Case** | Auto Accident, Slip & Fall | Medical device, prescription drug or product liability<br>High-risk drugs & devices, anti-competitive practices |
| **Basis of Cause of Action** | Medicare Secondary Payer Laws & State Laws | Product Liability, Antitrust Violations, RICO & State laws |
| **Recovery Basis (Billed or Paid)** | Billed (i.e. Commercial Fee For Service Rates)<br>42 C.F.R. § 411.31 | Paid or difference between paid and safe alternative |
| **Potential Double Damages** | Yes | No |
| **Scale of Opportunity** | **$1.3tn** *total Billed Amount[2] of claims owned by MSP* | |
| | **$10.8bn** *Paid Amount[1] of identified MSP potential recoverable claims* | **$4.4bn** *Paid Amount[1] of identified MSP potential recoverable claims* |
| | *Significant active MSP recovery pursuits* | |

1 Data as of 9/30/21. Does not reflect Q4 data, which is currently being onboarded and funneled.
2 Data as of 12/31/21.

MSP RECOVERY 20

MSP RECOVERY 21 In development 8.8% Recovery process initiated 44.5% Data collected and matched 17.2% Resolution discussions in process 13.9% Other cases 15.5% Penetration Stages of Existing Portfolio Property & Casualty Claims 1 MSP pursues primary payers who systematically: • Failed to honor their Primary Payer obligations • Failed to reimburse Medicare Advantage plans for accident - related medical expenses Other Federal Court Claims • MSP pursues other claims based generally on issues such as fraud, products liability, antitrust, and RICO violations State Court Pure Bills of Discovery and Declaratory Actions • Pure bills of discovery : obtain the disclosure of facts within the defendant’s knowledge to support prosecution or defense at court • Declaratory Relief (Florida): declaratory judgments for the uniform failure of primary payers to identify Medicare benefits under Medical Part C and comply with their obligation Liens • Includes recoveries via pre - suit subrogation efforts, intervening in pending litigation, and Private Lien Resolution Programs Category Description 75.6% of existing portfolio in settlement and payment funnel 2 Note: Data as of 12/31/2021 1 The following graph is an MSP estimate of recovery efforts. The category Other Cases are those that MSP may have recovery eff ort s underway but can’t be associated from a market share perspective 2 Based on 2020 NAIC Market Share Report

# Case Summary Breakdown

**Property & Casualty**

| Case Type | State Cases | Federal Cases | TOTAL |
|---|---|---|---|
| **Auto - Personal Injury** | | | |
| Settlement | 0 | 29 | 29 |
| No Fault/MedPay | 3 | 11 | 14 |
| **Property & Casualty - Personal Injury** | | | |
| No Fault | 3 | 0 | 3 |
| Settlement | 0 | 0 | 0 |
| Total | 6 | 40 | 46 |

**Mass Tort (Other)**

| Case Type | State Cases | Federal Cases | TOTAL |
|---|---|---|---|
| Pharmaceutical | 0 | 5 | 5 |
| Medical Device | 1 | 0 | 1 |
| Bankruptcy Trust | 0 | 5 | 5 |
| Total | 1 | 10 | 11 |

**Anti-Trust (Other)**

| Case Type | State Cases | Federal Cases | TOTAL |
|---|---|---|---|
| Anti-Trust | 0 | 15 | 15 |
| False Claims | 0 | 0 | 0 |
| RICO | 0 | 9 | 9 |
| The Florida Deceptive Trade Practices Act | 26 | 0 | 26 |
| Group Health | 0 | 1 | 1 |
| Total | 26 | 25 | 51 |

**Pure Bill of Discovery**

| Case Type | State Cases | Federal Cases | TOTAL |
|---|---|---|---|
| No Fault | 33 | 0 | 33 |
| Settlement | 1 | 0 | 1 |
| Pharmaceutical | 1 | 2 | 3 |
| Medical Device | 22 | 5 | 27 |
| Total | 57 | 7 | 64 |
| Grand Total - All Cases | 90 | 82 | 172 |

**Property & Casualty**

| Case Type | Defendant Market Share[2] | Stage: Action Initiated | Passed MTD | On Appeal | Class Certification | Data Matching & Settlement Discussions | Settled |
|---|---|---|---|---|---|---|---|
| Auto - Personal Injury | | | | | | | |
| | Top 5 | 3 | 1 | 0 | 0 | 4 | 0 |
| | Top 10 | 2 | 0 | 1 | 0 | 0 | 0 |
| | Top 25 | 4 | 2 | 2 | 0 | 5 | 0 |
| | Top 50 | 2 | 0 | 0 | 0 | 1 | 0 |
| | 50 & Above | 6 | 2 | 4 | 0 | 1 | 3 |
| Property & Casualty - Personal Injury | | | | | | | |
| | Top 5 | 0 | 0 | 0 | 0 | 0 | 0 |
| | Top 10 | 1 | 0 | 0 | 1 | 0 | 0 |
| | Top 25 | 1 | 0 | 0 | 0 | 0 | 0 |
| | Top 50 | 0 | 0 | 0 | 0 | 0 | 0 |
| | 50 & Above | 0 | 0 | 0 | 0 | 0 | 0 |
| TOTAL | | 19 | 5 | 7 | 1 | 11 | 3 |

**In Data Matching or Settlement Discussions with 31% of the Auto Insurance Market[1]**

Note: Data as of 12/31/2021
1 Based on 2020 NAIC Market Share Report
2 Separate no-fault and settlement cases against the same Defendant are counted individually

MSP RECOVERY

22

MSP RECOVERY 23 Case Summary - Publicly Noticed Mediations Upcoming Publicly Noticed Mediations Date 2020 NAIC Market Share Rank ALLSTATE INS. CO. Wed 3/23/2022 4 TOWER HILL PREFERRED INSURANCE COMPANY Fri 4/1/2022 - TOKIO MARINE SPECIALTY INSURANCE COMPANY Fri 4/15/2022 - AUTO-OWNERS INSURANCE COMPANY Tue 5/3/2022 14 METROPOLITAN PROPERTY AND CASUALTY INSURANCE CO Tue 5/17/2022 18 PEACHTREE CASUALTY INSURANCE COMPANY Thu 5/19/2022 - ACE AMERICAN INSURANCE COMPANY Wed 6/15/2022 - MERCURY INSURANCE COMPANY OF FLORIDA Thu 8/11/2022 17* STATE FARM FIRE AND CASUALTY COMPANY Thu 8/11/2022 1 MGA INSURANCE COMPANY, INC Fri 8/26/2022 - AUTO CLUB INSURANCE COMPANY OF FLORIDA Thu 9/1/2022 12* AVANIR (x30 single event cases) Tue 11/1/2022 - UNITED SERVICES AUTOMOBILE ASSOCIATION Mon 5/8/2023 5 CARING VOICE COALITION, INC Thu 6/1/2023 - * Parent Company Market Share Rank

MSP RECOVERY 24 Healthcare Entities, Attorneys and Data Experts Across the Nation Agree MSP Recovery is the SOLUTION Unparalleled Data Analytics Approach Proven Leadership, Successful Track Record MSP Helps Healthcare Practitioners Put Dollars Back Into Healthcare MSP Recovery revolutionized the legal industry’s approach to big data by combining trial ready chain of custody protocols with a forensic approach to data analytics . Using his extensive industry knowledge and business intelligence, John H . Ruiz developed a data analytics platform that leverages advanced artificial intelligence to rapidly and efficiently identify potential recoveries for the nation’s largest healthcare organizations . I have seen him and his team in action, from early case analysis to presentation of evidence, and their ability to support plaintiff firms in litigation is unparalleled in the industry . Corey Tolliver - SIFT Discovery, VTM Group, Vital Enterprises Manager | Chief Legal Officer (Technology companies that manage the world’s technology standards) “ John Ruiz is a visionary . He and his team are extremely hard working and dedicated . His successful track record as a leader and innovator in business speaks for itself . His ability to lead a company and people to new heights, and overall drive to excel is enough to get anyone excited about the future of MSP Recovery . ” J . C . de Ona Centennial Bank, Southeast Florida Division President “Going after drug companies, product manufacturers and automobile insurers for reimbursements and losses takes expertise and huge financial and legal resources we physicians don’t have . MSP Recovery has made it possible for practices like ours to secure reimbursements we are not able to on our own, putting those dollars back into healthcare . ” MSP Recovery Client, Dr . Rudolph Moise Dade County Medical Association President Comprehensive Health Center President Primary Health Physician Group President Former Colonel, U . S . Airforce

25 MSP RECOVERY 25 Other Growth Opportunities

# HARNESSING DATA FOR NEW PRODUCTS

**Industry-Specific Solutions for:** Consumers, Health Plans, Providers, Law Firms, Emergency Medical Services, States, Cities, and Municipalities

### New Product Pipeline

- ✓ **LIFEWALLET**: Real-time medical data about individuals. Seamless exchange of information with doctors, hospitals, first responders, lawyers.
- ✓ **CHASE TO PAY**: Real-time analytics driven platform that identifies proper primary insurer at the point of care.
- ✓ **MSP LIEN RESOLVER**: Quick and efficient resolution of Medicare and Medicaid claims. Users verify eligibility, review claims, dispute claims, and make payments.
- ✓ **CLAIMS TO MED**: Converts medical claims and bills into user-friendly medical records.
- ✓ **RAC (Recovery Audit Contractor)**: Detects and corrects improper payments, implementing safeguards to prevent future improper payments.
- ✓ **Additional compliance / case services**

### Technology Automation: AI and ML

- ✓ Scaling data sets using Machine Learning and Artificial Intelligence at greater volume with greater predictability.
- ✓ Data collected, matched, and analyzed to process claims at scale.

### Expansion into Commercial Recoveries

- ✓ Leverage existing data, systems, and infrastructure to recover claims on behalf of commercial clients.

MSP RECOVERY 26

# Chase to Pay: LifeWallet

**Chase to Pay Highlights**

- MSP has been developing the process of a **real-time data analytics platform** ("Chase to Pay") to assist healthcare providers in identifying the proper primary insurer **at the point of care.**

- Chase to Pay **helps** MSP's clients avoid wrongful payment for services rendered and renders more efficient healthcare services.

- Chase to Pay is intended to plug into the real-time medical utilization platforms used by providers at the point of care.

- As MSP develops these services, we expect it will:
  - Form a source of revenue that does not require the acquisition costs and recovery sharing associated with our claims recovery business.
  - Improve the net recovery margin as the recovery multiple grows and variable legal costs to recover decline.

1 We are currently developing the Chase to Pay Platform and are in the initial stages of offering these services.
2 We have yet to generate revenue from this model, nor have executed any agreements with customers. We are currently in the process of determining the pricing and form of these arrangements.

MSP RECOVERY 27

MSP RECOVERY 28 LifeWallet CONSUMER FACING PLATFORM • Allows individuals to obtain their medical data, gather insights, and seamlessly share with paramedics, emergency first responders, and providers . • Enrich historic data sets • Bolster cases by identifying new claims • Another avenue for triangulating who owed Medicare, Medicaid, and Commercial insurers SUPPLEMENTS CLAIMS RECOVERY PROCESS In addition to claims data from payers and providers, gathering medical data from the patient allows us to:

MSP RECOVERY 29 Chase to Pay: Property & Casualty ENROLLEE is involved in an accident SECONDARY PAYER MAO pays provider for enrollee’s accident - related medical treatment PROVIDER Provides medical treatment to Enrollee and sends bills to MSP Chase - to - Pay PRIMARY PAYER Enrollee’s auto insurer is primary and should pay for accident - related treatment BILLS PAYS Chase - to - Pay ensures that the proper party makes payment.

MSP RECOVERY 30 MSP Lien Resolver: New Product Government Data Police Ambulance / Rescue Insurer HMO, MAO, MSO Self Insured Patient Hospital Provider Imaging Information Intake System of Record for Lien Data MSP Case and Lien Resolution Attorney Lien Resolution Data • Disruptive new product to help identify, quantify and resolve a lien • Currently primarily used by attorneys as an online platform that enables settlement on individual cases with MSP • Key areas of functionality include modules for: ▪ related lien notices ▪ claims history ▪ claims dispute and negotiation ▪ case settlement and payment • Key benefits to MSP: x Additional proprietary data enhances overall data quality and efficacy x Deepens relationships with attorneys and outside information providers MSP Lien Resolver Highlights Attorney Case Management Systems

31 MSP RECOVERY 31 Financial Model and Forecast

# Growth Assumptions

## 2021E Market Opportunity ($ billions)


$1,607
$684
Medicaid
$923
Medicare
$1,366
$150
$900
2021E Medicare & Medicaid Expenditures[1]
Medical Loss Ratio (15%)[2]
Adjusted[3] Annual Total Addressable Market ("TAM")
Adjusted[3] Annual Serviceable Addressable Market ("SAM")[4]
6 Year Adjusted[3] Cumulative SAM[5]

## MSP Estimated Market Penetration and Cumulative Portfolio of Claims ($ millions)

| | 2020 | 2021 | 2022 | 2023 | 2024 | 2025 | 2026 |
|---|---|---|---|---|---|---|---|
| Forecasted New Claims Assigned[6] | | $5,931 | $5,862 | $7,214 | $6,322 | $4,683 | $4,888 |
| Paid Amount of Potentially Recoverable Claims[7] | $15,062 | $20,993 | $26,856 | $34,070 | $40,392 | $45,075 | $49,963 |
| Implied Annual Market Penetration[8] | | 1% | 1% | 1% | 1% | 1% | 1% |

1. 2021 Estimated Statistics, https://www.cms.gov/Research-Statistics-Data-and-Systems/Statistics-Trends-and-Reports/NationalHealthExpendData/NHE-Fact-Sheet
2. CMS Payments to Medicare Advantage are reduced by 15% to account for the medical loss ratio, which establishes that a minimum portion (assumed to be 85%) of CMS payments must be dedicated to medical expenditures
3. Adjusted for the Medical Loss Ratio
4. Based on assumption that 8%-10% of annual medical claims are accident related per Optum (https://www.optum.com/content/dam/optum3/optum/en/resources/white-papers/StrengtheningPaymentIntegrity-SubrogationInjuryCoverageWhitePaper.pdf) and approximately 2% of claims are related to fraud and misconduct per MSP management
5. Implied based on multiplying annual SAM by 6; MSP analyzes 6-years of historical claims data to discover claims that are recoverable
6. Does not reflect Q4 2021 data, which is currently being onboarded and funneled.
7. Represents cumulative Paid Amount of potentially recoverable claims; Does not include potential recoveries from Government Related Recoveries
8. Equal to Forecasted New Claims Assigned divided by 6 Year Adjusted Cumulative SAM

MSP RECOVERY
32

# Key Income Statement Drivers

| | Key Driver | Forecast[1] 2021 | 2022 | 2023 | 2024 | 2025 | 2026 | Description / Commentary |
|---|---|---|---|---|---|---|---|---|
| ✓ | Potentially Recoverable Claims (Paid Amount) *$mm* | $20,993 | $26,856 | $34,070 | $40,392 | $45,075 | $49,963 | Paid Amount (Medicare / Medicaid rate) of potentially recoverable accident related, antitrust, or product liability claims assigned to MSP increases as MSP is assigned new claims and discovers additional claims within previously assigned data |
| x | | | | | | | | |
| ✓ | Cumulative Recovery Curve *%* | 0% | 2% | 7% | 19% | 35% | 51% | Cumulative % of claims recovered annually |
| = | | | | | | | | |
| | Cumulative Recoveries | $0 | $535 | $2,328 | $7,514 | $15,915 | $25,471 | |
| | *Implied Annual Recoveries* | *$0* | *$535* | *$1,793* | *$5,186* | *$8,400* | *$9,556* | |
| x | | | | | | | | |
| ✓ | Recovery Multiple on Annual Recoveries *x* | NM | 1.9x | 1.7x | 2.1x | 2.4x | 2.5x | Upside potential exists as MSP estimates the range of recovery multiples could be ~4x-6x paid amount (plus penalties) |
| = | | | | | | | | |
| | Gross Revenue[2] *$mm* | NM | $992 | $3,105 | $10,744 | $20,371 | $23,765 | |
| - | | | | | | | | |
| ✓ | Less: Assignor Interest and Contingent Legal Fees[3] | NM | (650) | (2,142) | (7,493) | (14,231) | (16,518) | Includes % of recoveries MSP pays to its assignors (50% through 2025, 55% in 2026) and legal costs to pursue recoveries (40% of MSP's share of recoveries through 2025, 32.5% in 2026)[4] |
| = | | | | | | | | |
| | Net Revenue *$mm* | $0 | $342 | $963 | $3,252 | $6,139 | $7,247 | |
| | *Net Revenue Margin (% of Gross Rev.)* | | *34%* | *31%* | *30%* | *30%* | *30%* | |
| - | | | | | | | | |
| | Less: Operating Expenses and Taxes | (37) | (138) | (331) | (939) | (1,706) | (2,015) | Scalable business with improving margins |
| = | | | | | | | | |
| | After Tax Net Income *$mm* | ($37) | $204 | $632 | $2,313 | $4,434 | $5,232 | |
| | *Margin (% of Gross Rev.)* | | *21%* | *20%* | *22%* | *22%* | *22%* | |
| | *Margin (% of Net Rev.)* | | *60%* | *66%* | *71%* | *72%* | *72%* | |

1 The estimates in the table below are a Non-GAAP financial forecast. This illustration does not include potential recoveries from Government Related Recoveries or interest expense accruals. In addition, this illustration does not reflect Q4 2021 data, which is currently being onboarded and funneled.
2 Equal to Potentially Recoverable Claims (Paid Amount) x Recovery Multiple on Annual Recoveries
3 Assigner interest equal to 50% of Gross Revenue through 2025 and 55% of revenue in 2026; legal fees equal to 40% of Gross Revenue net of Assignor Interest through 2025 and 32.5% of Gross Revenue net of Assignor Interest in 2026, reflective of a shift to revenue less dependent on legal process
4 Includes amounts payable to affiliates of MSP's CEO and CLO

MSP RECOVERY 33

MSP RECOVERY 34 Projected Recovery Curve and Recovery Multiples Cumulative Recovery Curve Recovery Multiples (applied to paid amount) 0% 2% 7% 19% 35% 51% 2021 2022 2023 2024 2025 2026 1.9x 1.7x 2.1x 2.4x 2.5x 2022 2023 2024 2025 2026 51% of all cumulative claim assignments are projected to be recovered by 2026 and approximately 89% cumulative recoveries by 2030 As MSP executes on its plan and pivots the business to “chase to pay” (collecting at the point of care), recovery multiples will expand Note: Cumulative recovery curve and recovery multiple assumptions per MSP Management

MSP RECOVERY 35 95% 89% 87% 78% 66% 5% 6% 4% 3% 3% 3% 5% 11% 18% 2% 4% 8% 14% 2022 2023 2024 2025 2026 Medicaid: Accident Claims Original Medicare: Accident Claims Medicare Advantage: Fraud and Misconduct Medicare Advantage: Accident Claims Potential Upside Opportunities and Revenue Development Revenue by Claim Vertical ($mm) $992 $3,105 $10,744 $20,371 $23,765 1.9x 1.7x 2.1x 2.4x 2.5x Recovery Multiple Potential Upside Opportunities Not Included in the Model: ▪ Potential for faster recoveries ▪ Heightened recovery multiples ▪ Full conversion to “Chase to Pay” model ▪ Accelerating market penetration

MSP RECOVERY 36 Government Related Recoveries: Significant Opportunity Situation Overview Illustrative Estimated 1 Recoveries and MSP Economics • MSP has identified instances where liability insurers have defrauded the federal and state governments by forcing Medicare and Medicaid to pay for expenses the insurers were primarily responsible • MSP is seeking to recover these improperly paid medical bills on behalf of the Federal and State governments • MSP's two complaints of record in 2021 are served. Motions to dismiss have been filed. Responses opposing motion to dismiss are being drafted. • Potential recoveries include: x Medicare and Medicaid reimbursement owed for violations of the MSP Act x Mandatory civil penalty per violation of between $11,803 and $23,607 x Treble damages plus a penalty that is linked to inflation • Because of its efforts, MSP could be entitled to a fee of 25% to 30% of settlements or damages awarded Estimated Cumulative Accident Related Payments by Medicare and Medicaid included in complaints $475,000 Potential Recoveries (including interest and penalties) to Federal and State Government $507,000 Fee Revenue (25% of Total Recoveries) $127,000 MSP Net Revenue (EBIT) from Fee 2 $61,000 1 P er MSP Management 2 Based on MSP retaining 48% of all fee revenue (20% revenue share with co - relator and 40% of MSP’s revenue would be payable to MSP Recovery Law Firm, an affiliate of MSP's CEO and CLO, as legal fees) $ millions

37 MSP RECOVERY 37 Transaction Overview

MSP RECOVERY 38 $100mm $225mm -$25mm $25mm $75mm $125mm $175mm $225mm $275mm Initial Purchase Price (excl. Contingent Payments) Market Capitalization - Closing Proven record of value creation for under - appreciated assets. Recently, transformed an obsolete waterfront hospital into The Ritz - Carlton Residences, Miami Beach Success taking over OPES Acquisition Corp. (“OPES”) in 2020 resulting in a 74.8% (1) return for investors A diversified investment firm focused on both value and growth investments, in the private and public markets, where we often enhance operational elements Best - in - class global relationships with next - generation technology companies, disruptive tech - enabled companies World - class management team and board of directors with extensive M&A expertise across multiple industries Proven skill - set in transitioning companies from private to public while maintaining a flexible industry focus. E.g.: BurgerFi (Nasdaq: BFI) Who is Lionheart Capital? BurgerFi’s Success Story 1 Represents the unit price, calculated as equity + warrant price, return from April 13, 2020, to December 16, 2020. 2 December 17, 2020 reflecting the closing of the BurgerFi transaction. BurgerFi’s Growth from Acquisition to Closing 2 Lionheart’s Value Add OPES | BurgerFi Equity & Warrant Performance from Apr. – Dec. 2020 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 4/13/20 6/21/20 8/29/20 11/6/20 Equity Warrant ($ USD) 6/8/20 : OPES announced non - binding LOI for merger with BurgerFi Unit price +74 .8% (1) since Board change 4/14/20: Sternberg became OPES’ Chairman Equity Warrant 12/16/20 12/16/20: OPES / BurgerFi business combination closing 125%

# Transaction Overview

## Proposed Transaction Summary

- Lionheart Acquisition Corp II ("LCAP") is a publicly listed special purpose acquisition vehicle with $120.5 million in trust
  - No minimum cash requirement necessary for the proposed transaction
- 90% of the Founder shares will be subject to a 6-month lock-up[1]; certain MSP executives will be subject to a 6-month lock-up with respect to 90% of the equity they receive at closing[2]
- Additionally, following completion of the Transaction and subject to compliance with law, MSP intends to issue approximately 1,029 million new warrants ("Additional Warrants") in the aggregate to LCAP shareholders who have not elected to redeem their shares of LCAP common stock
  - Each such warrant would represent the right to purchase 1 share of MSP common stock at $11.50 per share
  - 5 years until expiry of the Additional Warrants
  - No dilution is expected to result from of the issuance of the Additional Warrants because the MSP founders have agreed to sell to MSP one share of MSP common stock (or equivalent security in certain circumstances) for the same value as the exercise price of a share issued pursuant to an Additional Warrant, in connection with the exercise of such Additional Warrant

| Sources ($mm) | |
|---|---|
| SPAC Cash in Trust [3] | $121 |
| SPAC Founder Shares | 64 |
| MSP Rollover Equity | 32,500 |
| **Total Sources** | **$32,685** |

| Uses ($mm) | |
|---|---|
| Cash to Balance Sheet [3] | $51 |
| MSP Rollover Equity | 32,500 |
| SPAC Founder Shares | 64 |
| Estimated Transaction Costs | 70 |
| **Total Uses** | **$32,685** |

| Pro Forma Valuation At Closing | |
|---|---|
| Price Per Share | $10.00 |
| Pro Forma Shares Outstanding | 3,268 |
| **Market Capitalization** | **$32,685** |
| Less: Cash to MSP balance sheet | (51) |
| **Pro Forma Enterprise Value** | **$32,634** |
| *Pro Forma EV / 2023E Revenue* [4] | *10.5x* |
| *Pro Forma EV / 2024E Revenue* [4] | *3.0x* |
| *Market Cap. / 2024E Net Income* [4] | *14.1x* |

## Pro Forma Ownership at Close [5,6]



Virage Recovery Fund
4.3%
LCAP Public Investors
0.4%
LCAP Sponsor
0.2%
MSP Existing Shareholders
95.1%

1 Subject to early release if LCAP share price post-closing exceeds $12.00 per share for any 20 trading days within any 30 day trading period commencing at least 150 days after closing
2 Excludes shares held in escrow and shares distributed to Virage and its related entities and persons
3 As of January 27, 2022. Reflects redemptions by LCAP stockholders made in connection with the stockholder vote to amend the LCAP charter to extend the date by which LCAP must complete an initial business combination to August 18, 2022, and assumes no further redemptions in connection with the stockholder vote to approve the business combination
4 MSP Revenue and Net Income does not include any revenue from government related recoveries
5 Does not include the impact of Existing Warrant or Additional Warrants
6 MSP has received historical financial backing from investment partners including Virage Capital Management LP's ("Virage") Virage Recovery Master LP ("VRM")

MSP RECOVERY
39

MSP RECOVERY 40 Warrant Diagram Each non - redeemed Class A share of LCAP held on close of business on the closing date Non - redeemed Class A share of LCAP At least 56 Listed Warrants 2 $11.50 Strike / 5 - year Tenure Existing LCAP Warrants $11.50 Strike / 5 - year Tenure Each warrant exercisable for one share, under current expectations, for de minimis consideration 3 Number increases pro rata to the extent there are redemptions Additional Warrants 1 not anticipated to be dilutive to shareholders once exercised, as an equivalent number of shares are intended to be acquired from the MSP founders for approximately the same value as of the exercise price, when Additional Warrants are exercised 1 Approximately 1,029 million Additional Warrants currently anticipated to be issued following the closing , subject to applicable law, to be distributed following the closing, on a pro rata basis to holders of record of shares of Class A common stock of LCAP as of the close of business on the date of closing 2 As of January 27, 2022. Reflects redemptions by LCAP stockholders made in connection with the stockholder vote to amend the L CAP charter to extend the date by which LCAP must complete an initial business combination to August 18, 2022, and assumes no fur th er redemptions in connection with the stockholder vote to approve the business combination 3 The exercise price of the existing LCAP warrants may be reduced, pursuant to their terms, in connection with issuance of the Addi tio nal Warrants, and the new exercise price may be as low as $0.0001 per share

# Investment Highlights

## Investment Highlights

- Immediate Serviceable Addressable Market ("SAM") of Over $150B Annually
- Innovative Model Unlocks an Asset Class in Healthcare Claims Recovery
- Technology Moat through Proprietary Data and Analytics Platform
- Significant Potential Earnings Power in 2-3 Years with 60%+ Margins[1]
- Team with Deep Domain, Data and Analytics, Legal Expertise, and Comprehensive Recovery Strategies

## MSP Recovery Advantage

**Unique Social Focus**
Supporting the long-term sustainability of Medicare and Medicaid programs relied upon by over 100 million Americans[2]

**Nationwide Reach and Scalability**
MSP has data from more than 100 clients spanning 50 states and Puerto Rico

**Industry Disruptors**
Disrupting the antiquated healthcare reimbursement system with data driven solutions

**Proprietary Data System**
Proven experience aggregating, normalizing and analyzing large volumes of data to identify recoverable healthcare claims

**IT and HIPAA Compliance and Security**
Operating in a HIPAA compliant environment having achieved SOC II and HiTrust CSF certification

Note: Portfolio data as of 3/31/2021
1 Net Income as a percentage of net revenue to MSP
2 Source: Centers for Medicare and Medicaid Services (https://www.cms.gov/Outreach-and-Education/Look-Up-Topics/50th-Anniversary/Long-Form-Drop-In-Article.pdf)

MSP RECOVERY 41

42 MSP RECOVERY 42 Appendix

MSP RECOVERY 43 Peer Group Operational and Valuation Benchmarking Though our business model is unique, we believe we should be benchmarked against: 1 Companies focused on disrupting the traditional healthcare and insurance incumbents with technology and data 2 Companies that utilize proprietary analysis to work with large swaths of data and provide a differentiated service in their respective markets 3 Companies whose performance is based on the success of investments with a long term time horizon (5 - 10 years) Revenue Growth ‘22 – ’23 3 EV / ’23 Revenue Portfolio growth ’22 - ’23 revenue growth 2023E Revenue 2024E Revenue Source: S&P Capital IQ and FactSet as of 7/9/2021; Peer metrics represent averages 1 MSP growth represents growth in Paid Amount of claims in portfolio 2 MSP Revenue does not include any revenue from government related recoveries for the purposes of calculating the EV / Revenue mul tiple. MSP EV / Revenue based on $32.6B Enterprise Value 3 Equal to percentage increase of 2023 estimated revenue divided by 2022 estimated revenue 27% 1 213% 10.5x 2 3.0x 2 37% 5.1x 8% 7.6x 10% 11.1x

# Responsibly Improving Healthcare and Protecting American Taxpayers Are Central To Our Mission

**MSP's Social Focus**

- Put billions of dollars back into **taxpayer financed** government coffers
- Support long-term sustainability of Medicare and Medicaid programs relied upon by over 100 million Americans[1]
- Help healthcare systems receive "Fair and Reasonable" compensation for services rendered
- Ensure private insurers comply with legal obligations and incorporate risk into pricing models, improving the overall private market

**MSP's Responsible Approach**

✓ Leadership team and employees from ethnically diverse backgrounds

✓ Independent Board of Directors

✓ Employee base reflects the society we serve with 51% female representation



90%+ of Workforce from Ethnically Diverse Background

1 Source: Centers for Medicare & Medicaid Services (https://www.cms.gov/Outreach-and-Education/Look-Up-Topics/50th-Anniversary/Long-Form-Drop-In-Article.pdf)

MSP RECOVERY

44

# Proven, Experienced Management Team



**John H. Ruiz**
Founder and Chief Executive Officer

MSP Founder, bringing more than 30 years of proven leadership, business entrepreneurship, IT innovation, and successful track record in large class actions and multi-district litigation, with landmark legal wins in the nation's highest courts. Responsible for the ground-breaking development of data funnel structures, revolutionizing the use of data in the legal system. The architect of one of the country's most sophisticated IT data analytics systems, leading the execution, operational model and legal strategy behind the multi-dimensional proprietary recovery platform, achieving never-before-seen identification of healthcare reimbursements.



**Frank C. Quesada**
Chief Legal Officer

Founding Member with 15 years of healthcare and complex commercial litigation experience, overseeing and executing legal strategies for MSP's settlements and court proceedings at all levels. Notably, overseeing the execution of the federal appellate strategies in which MSP Recovery prevailed by establishing precedent related to the MSP Laws that benefit Medicare entities across the country.



**Ricardo Rivera**
Chief Operating Officer

Brings a strong entrepreneurial mindset and 20 years of technical expertise in finance, accounting, and operations management. Utilizing extensive knowledge in international accounting, investment banking, private equity and successful capital raising campaign experience, to multiply MSP's growth.



**Chris Miranda**
Chief Information Officer

Utilizing extensive legal experience in Medicare Secondary Payer Laws to oversee and manage the information technology sector, interfacing data driven analysis with development of litigation and recovery-focused systems and processes.



**Diana Diaz**
Chief Communications Officer

Founding Member, responsible for the growth initiatives and execution of development strategies, marketing and messaging, leading to unprecedented growth in all lines of business. Award-winning news anchor of the top-rated Fox affiliate in the country, WSVN-TV, bringing more than 25 years' experience in journalism, communications and marketing.



**Alexandra Plasencia**
General Counsel

Utilizing more than 10 years of comprehensive healthcare experience to advise on a full spectrum of legal and regulatory business issues, focusing on complex business transactions, managed care, contracting, healthcare and organizational compliance.



**Dr. Manuel Gonzalez-Brito**
Chief Medical Officer

More than 25 years of experience as a practicing physician in critical care and trauma research, with published neuroscience papers, as well as a professorship in Sensory Neuronal Development at the University of Miami. Brings unique expertise in the validation of data analysis, overseeing discovery efforts by MSP medical and research teams.

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MSP RECOVERY 46 Proven, Experienced SPAC Sponsor Ophir Sternberg Chairman & Chief Executive Officer With 3 decades of proven transaction, operating and investing experience, Sternberg is the Founder and CEO of Lionheart Capital, a diversified investment firm focused on both value and growth investments, in the private and public markets . He serves as the Executive Chairman of BurgerFi (Nasdaq : BFI), the international better - burger concept, Sternberg’s prior SPAC acquired and took public last year . Other major recent acquisitions and transactions include : the purchase of legendary American powerboat company, Cigarette Racing, and developed two ultra - luxury branded projects in South Florida, The Ritz - Carlton Residences, Miami Beach and Singer Island, Palm Beach . Sternberg is also the CEO and Founder of Out of the Box Ventures, Lionheart Capital’s subsidiary, which transforms legacy big - box retail properties and malls into dynamic, mixed - use, entertainment - based destinations . Thomas Byrne Independent Director Has over 30 years of experience managing and investing in public and private growth companies . Co - founder and Chief Strategy Officer of Kaptyn Holding Corp . , an electric vehicle rideshare company since November 2018 . Co - founded Service Acquisition Corp . International in 2005 , a SPAC that later merged into Jamba Juice . James Anderson Independent Director Has over 40 years of entrepreneurial business experience with a focus in business development, domestically and internationally . Served as the sole founder or founding partner in several commercial ventures and acted as Senior Advisor to F&T Group from 2008 - 2014 in connection with the Nanjing World Trade Center mixed - use development project . Established Fultonex International Realty, New York City, in 1998 and served as its first president . Paul Rapisarda Chief Financial Officer Paul Rapisarda brings more than 25 years of C - suite and investment banking experience, overseeing all corporate functions including regulatory compliance matters and investor relations . Previously served as Chief Financial Officer of Etrion Corp . (TSX/STO) and Chief Commercial Officer for Atlantic Power (TSX/NYSE), where he played a principal role in the $ 1 . 8 billion merger between Atlantic Power and Capital Power Income . Roger Meltzer Independent Director Roger Meltzer has over 40 years of legal experience and global leadership, currently serving as the Chairman Emeritus of DLA Piper . Oversaw the DLA Piper’s expansion in the Americas and played a critical role in the consolidation with Davis LLP and merger with Liner LLP . Served on the Executive Committee at Cahill Gordon & Reindel, representing clients in matters across capital markets, private equity, and mergers and acquisitions . Thomas Hawkins Independent Director Has over 30 years of global experience in the C - suite as General Counsel and Corporate Development Executive . Served as a member of the Executive Leadership Team for Mednax Health (previously NYSE : MD), a high growth, high margin healthcare company, where he drove strategic alignment and initiated its Government Relations function . Faquiry Diaz Cala Chief Operating Officer Faquiry Diaz Cala Brings more than 25 years of investing and operating experience . Leads the Mergers & Acquisitions and Corporate Strategy divisions . Has held positions as an executive, board member and observer at various public and private corporations in the US and internationally . Also serves as Chief of Mergers and Acquisitions and Corporate Strategy at BurgerFi .

MSP RECOVERY 47 John H. Ruiz Major Legal Accomplishments • Led legal strategy in landmark win, handed down by the U.S. Court of Appeals for the Eleventh Circuit, in “MSP Recovery Claim s v ersus Ace American Insurance Co” • Certified a significant number of class actions in his 30 - year career • Participated in three federal appellate court decisions: ‒ Humana v. Western Heritage, 832 F.3d 1229 (11th Cir. 2016) ‒ MSP Recovery v. Allstate, 835 F3d. 1351 (11th Cir. 2016) ‒ MSPA Claims 1, LLC v. Kingsway Amigo Ins. Co., No. 18 - 14980, 2020 WL 728625 (11th Cir. Feb. 13, 2020) • Repeatedly Named one of Lawyer’s of Distinction’s “Power Lawyers” • Named “2019’s DBR Florida Trailblazer for groundbreaking work in integrating data analytics into the practice of law • Involved as counsel in cases totaling billions in settlements • Certified class actions against major car insurers in the state of Florida, resulting in the current and potential redistribu tio n of billions of dollars in improperly paid claims spanning a period of more than 10 years • Achieved unprecedented number of favorable results against companies like: ‒ American Home Products (Fen Phen) ‒ Bayer Corporation (Baycol) ‒ Merck Pharmaceuticals (Vioxx) ‒ Shell ‒ Toyota ‒ Conagra Foods - Peter Pan Peanut Butter ‒ Chalk’s International Airlines • First lawyer to ﬁle a limited fund class action against Chalk’s International Airlines • Handled more than 225 appeals, which include arguing before the Florida Supreme Court

# Glossary of Terms

| Term | Definition |
|---|---|
| ACO | Accountable Care Organizations |
| Assignor | MSP's clients; Entities who have given MSP the right to collect their medical bills which were incorrectly paid |
| Billed Amount | The full amount billed by the provider to the health plan or commercial insurer |
| Claim Line | Any time a medical service or item is documented electronically, it is referred to as a claim line. A healthcare claim is a medical bill (ex: UB04 or CMS1500 form) that is comprised of Claim Lines which each contain a procedure code and several diagnostic codes. |
| Clients | Assignors of recovery rights |
| CMS | The Centers for Medicare & Medicaid Services, which is a federal agency within the United States Department of Health and Human Services that administers the Medicare program |
| Commercial Payment Rate | The price that is paid by commercial insurers for professional medical services |
| First Tier and Downstream Entities | Include Management Services Organizations (MSOs) and Independent Physician Associations (IPAs). 42 C.F.R. § 422.2 |
| First Tier Entity | Any private entity that contracts with an MAO to provide administrative services or healthcare services for said MAO. See 42 C.F.R. §§ 422.500; 423.501. |
| Funnel(s) | A selection of applicable diagnostic (ICD9/10), procedure (CPT), drug (NDC), or Provider (NPI) codes which are designed to identify a discrete set of claim lines associated with a particular potential recovery. A single potential recovery may require only one funnel or multiple in order to identify the appropriate claim lines. |
| Government Related Recoveries | The False Claims Act ("FCA"), also known as a whistleblower lawsuit, allows private individuals or "Relators" to bring a lawsuit on behalf of the government against individuals who have defrauded the government |
| HHS | The United States Department of Health and Human Services |
| HMO | Health Maintenance Organization |
| IPA | Independent Physician Associations |
| Layer(s) | Layers utilize a single or multiple funnels, as elements in a string of logic which is tailored to refine applicable claim lines in a hierarchy. Layers incorporate member and claim level conditions in order to categorize recoverable claims. |
| MAO or MA Plan | Used interchangeably and refers to a Medicare Advantage Organization that contracts with CMS to administer Medicare benefits for Medicare beneficiaries under Medicare Advantage plans, as well as first-tier and downstream entities |
| MCO | Managed Care Organizations |
| MSO | Management Services Organizations |
| MSP Act | The Medicare Secondary Payer Act, which is codified at 42 U.S.C. § 1395y |
| Paid Amount | The amount actually paid to the provider from the health plan. MSP Recovery has reviewed capitated encounter data typically found in Medicare Part B payments. These capitation encounters have been converted into Medicare Allowable Reimbursement Rates based on the Medicare Rate tables to properly assess potential recoveries. Currently, the industry has not converted capitated amounts, which by virtue of their capitated status would have no paid amounts or a paid amount reflected as zero. Since the law allows for the recovery of capitated amounts pursuant to 42 C.F.R. 411.31, MSP Recovery has converted these capitated claims to establish a Paid Adjusted, and thereby establish a damage assessment of claims that otherwise would have been recoverable and not limited to a capitated amount. |
| Primary Payer / Insurer | Primary payers are those that have the primary responsibility for paying a claim |
| Reasonable and Customary Rate | The amount paid for a medical service in a geographic area based on what providers in the area usually charge for the same or similar medical service. |
| Section 111 | A primary payer's reporting duty under the Medicare, Medicaid, and SCHIP Extension Act of 2007, which is codified in relevant part at 42 U.S.C. § 1395y(b)(7) and (8) |

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MSP RECOVERY 49 MSP’s Recovery Rights are Grounded in Legal Precedent Key Victories or Precedent Established Validity of our Assignments Court Rulings Support the MSP Assignments are valid • MSP Recovery Claims, Series LLC v. ACE Am. Ins. Co. (11th Cir. 2020) • MSPA Claims 1 v. Kingsway Amigo Ins. Co (11th Circuit 2020) • MSP Recovery Claims, Series LLC v. Grange Ins. Co. (N.D. Ohio 2019) • MSP Recovery, LLC v. Allstate Ins. Co. (11th Cir. 2016) Double Damages Court Rulings Supports Double Damages • Humana Medical Plan v. Western Heritage Ins. Co. (11th Cir. 2016) • (Private Cause of Action) Legal Standing MAOs need not transmit pre - litigation demand letter to a primary payer, or undertake prior coordination of benefits • Primary payer’s constructive knowledge sufficient • MSP Recovery Claims, Series LLC v. ACE Am. Ins. Co. (11th Cir. 2020) • Appellate Court Held - MSPA Claims 1 v. Kingsway Amigo Ins. Co (11th Circuit 2020) Legal Settlement (Wins) • MSPA Claims 1 v. Ocean Harbor (Fla. 11th Jud. Cir. 2017) • Horace Mann – Support Billed

MSP RECOVERY 50 50 Discover. Recover.